                                                                      Exhibit 23



                      Consent of Independent Accountants
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Numbers 2-68161, 33-16154, 33-40664, and 33-40665) of
Mission West Properties of our report dated January 13, 1995 appearing on page 8 of this Form 10-K.



PRICE WATERHOUSE LLP
San Diego, California
February 14, 1995